QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 12, 2001
Date of Report (Date of earliest event reported)

CALYPTE BIOMEDICAL CORPORATION
(Exact Name of Registrant, as Specified in its Charter)

Delaware	000-20985	06-1226727
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1265 Harbor Bay Parkway
Alameda, CA 94502
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (510) 749-5100

Item 5. Other Events.

    Announcement of First Quarter Revenues, Financial Status and Possible Delisting From Nasdaq

    On April 12, Calypte Biomedical Corporation (the "Company") released its preliminary first quarter revenues for the three months ended March 31, 2001. The Company also announced that it is need of a substantial additional infusion of capital. In addition, the Company announced that it had been notified by Nasdaq that it was not in compliance with the Nasdaq SmallCap Market listing requirements. Attached hereto as Exhibit 99.1 is the Company's press release dated April 12, 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

  99.1
  Calypte Biomedical Corporation Press Release, dated April 12, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALYPTE BIOMEDICAL CORPORATION
/s/ NANCY E. KATZ
By:	Nancy E. Katz
Title:	President, Chief Executive Officer, Chief Financial Officer

Date: April 12, 2001

EXHIBIT INDEX

Exhibit No.	Description	Page No. in Sequentially Numbered Current Report
99.1	Calypte Biomedical Corporation Press Release dated April 12, 2001.	5

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.